Short-Term Borrowings	9 Months Ended
Sep. 30, 2020
Disclosure Text Block [Abstract]
Short-Term Borrowings
8. Short-term Borrowings
In June 2019,
I-Mab
Bio-tech
(Tianjin) Co., Ltd. borrowed a loan of RMB50,000 from China Merchant Bank Co., Ltd. for a term of one year and at the interest rate of 4.15% per annum. To facilitate this borrowing, another subsidiary of the Company in Hong Kong placed cash deposits of US$8,000 (equivalent to approximately RMB55,810) with the bank. The use of such cash deposits and the interest earned thereon are restricted by the bank during the period of the borrowing. The deposits have a one-year
term and bear interest at 2.63% per annum. The borrowing was repaid in June 2020.